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                                                                    EXHIBIT 10.1

                    MASTER REAFFIRMATION AND AMENDMENT NO. 4
                                TO LOAN DOCUMENTS

     THIS MASTER REAFFIRMATION AND AMENDMENT NO. 4 TO LOAN DOCUMENTS (this "Agreement") is made as of the 18th day of December, 2003, by and among ZYGO CORPORATION, a Delaware corporation with its principal place of business located at Laurel Brook Road, Middlefield, Connecticut 06455 ("Zygo"), ZTO PROPERTY HOLDINGS, LLC, a Delaware limited liability company with its principal place of business located at 20 Walkup Drive, Westborough, Massachusetts 01581 ("ZTO"), ZYGO TERAOPTIX, INC., a Delaware corporation with its principal place of business located at 100 Kuniholm Drive, Holliston, Massachusetts 01746 ("TeraOptix" and together with Zygo and ZTO, the "Obligors"), and FLEET NATIONAL BANK, a national bank with a place of business at 777 Main Street, Hartford, Connecticut 06115 ("Lender"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement described below.

                              W I T N E S S E T H:

     WHEREAS, Obligors and Lender are parties to that certain Amended and Restated Credit Agreement dated as of May 14, 2001 (as amended, modified, restated or otherwise supplemented from time to time, including, but not limited to, that certain Master Reaffirmation and Amendment to Loan Documents dated as of November 22, 2001 and that certain Master Reaffirmation and Amendment No. 2 to Loan Documents dated as of June 26, 2002, the "Credit Agreement"), pursuant to which, among other things, Lender has extended to Zygo a commercial revolving loan/letter of credit facility in the original principal amount of up to $3,000,000 (the "Revolving Credit Facility"); and

     WHEREAS, ZTO and TeraOptix have each, among other things, unconditionally guaranteed payment and performance of the Obligations of Zygo under the Revolving Credit Facility, whether now existing or hereafter arising, pursuant and subject to the terms and conditions set forth in their respective Guaranty Agreements; and

     WHEREAS, Obligors have each requested Lender, and Lender has agreed, to extend the Maturity Dates of the Revolving Loan Commitment and L/C Commitment from November 20, 2003 to November 18, 2004; and

     WHEREAS, Lender is willing to extend the accommodations requested by Obligors subject to and in reliance upon the representations, warranties, acknowledgments, covenants and agreements of Obligors contained herein.

     NOW, THEREFORE, in consideration of the premises set forth herein (which are incorporated herein as though fully set forth below, by this reference thereto) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:

1. Amendments to Credit Agreement and other Loan Documents.

     a. Each reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified by this Agreement.

     b. Section 1.1 of the Credit Agreement, entitled "Defined Terms", is hereby amended by deleting the definition of "Maturity Date" in its entirety and inserting the following in lieu thereof:

          "Maturity Date" means (a) with respect to the Revolving Loan Commitment, November 18, 2004, and any subsequent date to which such Maturity Date may be extended by Lender in writing in its sole and absolute discretion, (b) with respect to the L/C Commitment, November 18, 2004, and
     (c) with respect to the Converted Construction Loan, May 14, 2007.




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2. Reaffirmation. Each of Obligors, as maker, debtor, grantor, pledgor, assignor, obligor, or in other similar capacity in which it incurs obligations to Lender or grants liens or security interests in its properties under any of the Loan Documents, hereby ratifies and reaffirms all of its Obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and, to the extent it granted liens on or security interests in any of its properties pursuant to any Loan Document as security for the Obligations under or with respect to the Credit Agreement and the other Loan Documents, hereby ratifies and reaffirms such grant of liens and security interests and confirms and agrees that such liens and security interests hereafter secure all of the Obligations, including without limitation, the Obligations arising under the Revolving Credit Facility, as hereby amended, in each case as if each reference in such Loan Document to the obligations secured thereby are construed to hereafter mean and refer to such Obligations under the Credit Agreement and other Loan Documents, as hereby amended. Each of Obligors acknowledges that each of the Loan Documents to which it is a party remains in full force and effect, continues to apply to the Obligations, including, but not limited to, the Obligations arising under the Revolving Credit Facility as hereby amended, and is hereby ratified and confirmed. The execution of this Agreement shall not operate as a novation, waiver of any right, power or remedy of Lender nor constitute a waiver of any provision of any of the Loan Documents, except as expressly set forth herein and shall be limited to the particular instance expressly set forth. Each of Obligors confirms and agrees that the Loan Documents and each and every covenant, condition, obligation, representation (except those representations which relate only to a specific date, which are confirmed as of such date only), warranty and provisions set forth therein are, and shall continue to be, in full force and effect and are hereby confirmed, reaffirmed and ratified in all respects.

3. No Default or Event of Default, No Defenses. Each of Obligors hereby represents and warrants to, and covenants with Lender that, as of the date hereof, (a) no Default or Event of Default has occurred and is continuing, (b) it has no defense, offset or counterclaim of any kind or nature whatsoever against Lender with respect to the Revolving Credit Facility, the Obligations, or any of the Loan Documents to which it is a party, or any action previously taken or not taken by Lender with respect thereto or with respect to any security interest, encumbrance, lien or collateral in connection therewith to secure the Obligations, and (c) that Lender has fully performed all obligations to Obligors which it may have had or has on and as of the date hereof.

4. Fee. Simultaneously herewith, in consideration of the Lender's extension of the Maturity Dates of the Revolving Loan Commitment and L/C Commitment Termination Date, Zygo shall pay to Lender on the date hereof a non-refundable commitment fee in the amount of $7,500.

5. Successors and Assigns. This Agreement shall be binding upon each of Obligors and their respective successors and assigns, and shall inure to the benefit of Lender and its successors and assigns. The successors and assigns of such entities shall include, without limitation, their respective receivers, trustees, or debtors-in-possession.

6. Further Assurances. Each of Obligors hereby agrees from time to time, as and when requested by Lender, to execute and deliver or cause to be executed and delivered all such documents, instruments and agreements and to take or cause to be taken such further or other action as Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Agreement and the Loan Documents.

7. Authorization. Each of Obligors is duly authorized to execute and deliver this Agreement and to perform its obligations under the Credit Agreement and the other Loan Documents to which it is a party, each as amended hereby.

8. No Conflicts. The execution and delivery of this Agreement, and the performance by each of Obligors of their respective obligations hereunder and under any Loan Documents to which any of them may be a party, each as amended hereby to the extent applicable, do not and will not conflict with any provision of law or of the charter or by-laws of any of them or of any agreement binding upon any of them.

9. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.


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10. Merger. This Agreement represents the final agreement of Obligors and Lender with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or prior or subsequent oral agreements.

11. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

12. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

13. Governing Law. This Agreement shall be governed by the internal substantive laws of the State of Connecticut (without regard to its conflicts of law provisions).

                       THE NEXT PAGE IS THE SIGNATURE PAGE


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     IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned as of the day and year first set forth above.

WITNESSES (AS TO OBLIGORS):


/s/ Joyce Goldberg
-----------------------------           ZYGO CORPORATION


/s/ Michael M. Vehlies                  By: /s/ Richard Dressler
-----------------------------               ------------------------------------
                                                Richard M. Dressler
                                                Its Treasurer


                                        ZTO PROPERTY HOLDINGS, LLC


                                        By: /s/ Richard M. Dressler
                                            ------------------------------------
                                                Richard M. Dressler
                                                Its Treasurer


                                        ZYGO TERAOPTIX, INC.


                                        By: /s/ Richard M. Dressler
                                            ------------------------------------
                                                Richard M. Dressler
                                                Its Treasurer


WITNESSES (AS TO LENDER):


/s/ Veronica Leonard
-----------------------------           FLEET NATIONAL BANK


/s/ Matthew Latham                      By: /s/ Matthew E. Hummel
-----------------------------               ------------------------------------
                                            Matthew E. Hummel
                                            Its Senior Vice President


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